UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2019

PLx Pharma Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36351	46-4995704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8285 El Rio Street, Ste. 130, Houston, Texas		77054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 842-1249

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 14, 2019, PLx Pharma Inc., a Delaware corporation (the “Company”), issued a press release announcing that its special meeting of stockholders scheduled for and convened on February 14, 2019 (the “Original Meeting”), has been adjourned to February 19, 2019 at 9:00 a.m. Eastern Time (the “Adjourned Meeting”). The purpose of the adjournment is to provide stockholders with additional time to consider the supplement to the definitive proxy statement filed on February 13, 2019, which supplement corrects a clerical error in Annex A. The Adjourned Meeting will be held at the offices of the Company’s counsel, Olshan Frome Wolosky LLP, at 1325 Avenue of the Americas, New York, New York 10019. A quorum was present for the authorization of the Original Meeting and, as of the date and time of the Original Meeting, there were sufficient proxies to approve an amendment to the Company’s Amended Certificate of Incorporation to authorize 1,000,000 shares of “blank check” preferred stock (Proposal 1) and to approve the issuance of more than 20% of the Company’s common stock pursuant to a private placement transaction with certain accredited investors and a change of control for purposes of Nasdaq Listing Rule 5635 (Proposal 2).

A copy of the press release is attached as Exhibit 99.1 and is filed as part of this Current Report on Form 8-K.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Adjourned Meeting to be held on February 19, 2019. In connection with the Adjourned Meeting, the Company has filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on January 10, 2019 and a supplement to such definitive proxy statement on February 13, 2019. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SUPPLEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the Adjourned Meeting. Stockholders will also be able to obtain a copy of the definitive proxy statement and the supplement free of charge by directing a request to the Company’s Secretary. In addition, the definitive proxy statement and supplement are available free of charge at the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the Adjourned Meeting. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on August 10, 2018. Information regarding any persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the Adjourned Meeting is set forth in the definitive proxy statement filed with the SEC on January 10, 2019. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at: 8285 El Rio St., Suite 130, Houston, TX 77054.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX PHARMA INC.

Dated: February 14, 2019	By:	/s/ Natasha Giordano
		Name:	Natasha Giordano
		Title:	President and Chief Executive Officer